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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 3, 2001



                          OPLINK COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)



     000-31581                                             77-0411346
(Commission File No.)                          (IRS Employer Identification No.)


                              Jeff Friedman, Esq.
                            3469 North First Street
                          San Jose, California 95134
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code: (408) 433-0606
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     Item 5.   Other Events.

The Company has revised its insider trading policy to allow directors, officers and other employees covered under the policy to establish, under limited circumstances contemplated by Rule 10b5-1 under the Exchange Act, written programs that permit automatic trading of the Company's stock or trading of the Company's stock by an independent person (such as an investment bank) who is not aware of material nonpublic information at the time of the trade. Members of the Company's management team have recently adopted such programs and may do so in the future from time to time.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  OPLINK COMMUNICATIONS, INC.



Dated: August 3, 2001                     By: /s/ Joseph Y. Liu
                                            ------------------
                                            Joseph Y. Liu
                                            Chief Executive Officer